UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CLEAR SECURE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
CLEAR SECURE, INC. 2025 Annual Meeting Vote by June 4, 2025 11:59 PM ET

CLEAR SECURE, INC. 85 10TH AVE 9TH FLOOR NEW YORK, NY 10011

V69975-P27717

You invested in CLEAR SECURE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote .com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends
1.	Election of the following nominees as directors:

	Nominees:
	01)	Caryn Seidman Becker	06)	Kathryn Hollister
	02)	Michael Z. Barkin	07)	Marne Levine
	03)	Jeffery H. Boyd	08)	Peter Scher
	04)	Tomago Collins	09)	Adam Wiener
	05)	Shawn Henry

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	Approval of, on an advisory basis, the compensation of our named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V699756-P27717